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                                                                      Exhibit 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference into all Registration Statements on Form S-8 of Scotland Bancorp, Inc. of our report dated October 22, 1996, relating to the consolidated financial statements of Scotland Bancorp, Inc. and subsidiary, which report appears in the Company's 1996 annual report on Form 10-KSB.



McGladrey & Pullen, LLP
December 20, 1996